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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) -- SEPTEMBER 14, 2000



                             PARKER DRILLING COMPANY
             (Exact name of registrant as specified in its charter)



         DELAWARE                    1-7573                    73-061866-0
 (State of Incorporation)   (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)


                                PARKER BUILDING,
                             EIGHT EAST THIRD STREET
                              TULSA, OKLAHOMA 74103
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (918) 585-8221

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Item 5. Other Events

        On September 20, 2000, Parker Drilling Company will sell up to 13,800,000 shares of its common stock pursuant to an underwritten public offering, with an initial price to the public of $6.625 per share.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)     Exhibits

        1.1 Underwriting Agreement dated September 14, 2000 among Parker Drilling Company, Lehman Brothers Inc., Jefferies & Company, Inc., and RBC Dominion Securities Corporation, as representatives of the Underwriters named therein.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PARKER DRILLING COMPANY


Date: September 18, 2000                 By:  /s/ James J. Davis
                                            ------------------------
                                            James J. Davis
                                            Senior Vice President -
                                            Finance and Chief Financial Officer



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                                  EXHIBIT INDEX


      1.1 Underwriting Agreement dated September 14, 2000 among Parker Drilling Company, Lehman Brothers Inc., Jefferies & Company, Inc., and RBC Dominion Securities Corporation, as representatives of the Underwriters named therein.


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